Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended June 30, 2018 (the “Report”) of Sino-Global Shipping America, Ltd. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Lei Cao, Chief Executive Officer, and Tuo Pan, Acting Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lei Cao
Lei Cao
Chief Executive Officer
(Principal Executive Officer)

/s/ Tuo Pan
Tuo Pan
Acting Chief Financial Officer (Principal Financial Officer and
Principal Accounting Officer)

September 28, 2018